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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                               ---------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: JUNE 17, 1998

                      BELLSOUTH TELECOMMUNICATIONS, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            GEORGIA                  1-1049                      58-0436120
       (STATE OR OTHER            (COMMISSION                  (IRS EMPLOYER
JURISDICTION OF INCORPORATION)    FILE NUMBER)               IDENTIFICATION NO.)

           675 WEST PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30375
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (404) 529-8611


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Item 7c   Financial Statements and Exhibits

     The following are filed as Exhibits to the Registrant's Registration Statements No. 33-63661 and 333-00649.

4 - g   Supplemental Indenture dated June 22, 1998.

4 - h   Underwriting Agreement dated June 17, 1998.


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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BellSouth Telecommunications, Inc.


By: /s/ ISAIAH HARRIS
   -------------------------------------
        Isaiah Harris
        Vice President, Chief Financial
        Officer and Comptroller

June 19, 1998